UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2021

SVF INVESTMENT CORP. 3

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40175	98-1572401
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1 Circle Star Way San Carlos California 94070, United States (415) 539-3099		94070
(Address of principal executive offices)		(Zip Code)

(415) 539-3099

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, $0.0001 par value	SVFC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement

On March 11, 2021, SVF Investment CORP. 3 (the “Company”) consummated its initial public offering (the “IPO”) of 32,000,000 Class A ordinary shares (the “Shares”), including 4,000,000 Shares issued pursuant to the full exercise of the underwriters’ over-allotment option, at an offering price of $10.00 per Share, and a private placement with SVF Sponsor III (DE) LLC (the “Sponsor”) of 1,040,000 private placement Shares at a price of $10.00 per Share (the “Private Placement”).

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s registration statement on Form S-1 (File No. 333-252788), which was declared effective by the U.S. Securities and Exchange Commission on March 8, 2021:

•

an Underwriting Agreement, dated March 8, 2021, among the Company, Citigroup Global Markets Inc., UBS Securities LLC, Deutsche Bank Securities Inc., Cantor Fitzgerald & Co and Mizuho Securities USA LLC, which contains customary representations and warranties and indemnification of the underwriters by the Company;

•

a Private Placement Shares Purchase Agreement, dated March 8, 2021, between the Company and the Sponsor, pursuant to which the Sponsor purchased 1,040,000 private placement Class A ordinary share at $10.00 per share (the “Private Placement Shares”);;

•

an Investment Management Trust Agreement, dated March 8, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee, which establishes the trust account that will hold the net proceeds of the IPO and certain of the proceeds of the sale of the Private Placement Shares, and sets forth the responsibilities of the trustee; the procedures for withdrawal and direction of funds from the trust account; and indemnification of the trustee by the Company under the agreement;

•

a Registration and Shareholder Rights Agreement, dated March 8, 2021, among the Company and the Sponsor, which provides for customary demand and piggy-back registration rights for the Sponsor, as well as certain transfer restrictions applicable to the Sponsor with respect to the Company’s securities, and, upon consummation of our initial business combination, the right of the Sponsor to nominate three individuals for election to the Company’s board of directors;

•

a Letter Agreement, dated March 8, 2021, between the Company and the Sponsor and each of the officers and directors, pursuant to which the Sponsor and each of the officer and director has agreed to vote any Class A ordinary shares held by it in favor of the Company’s initial business combination; to facilitate the liquidation and winding up of the Company if an initial business combination is not consummated within 24 months; to certain transfer restrictions with respect to the Company’s securities; and to certain indemnification obligations of the Sponsor; and pursuant to which the Company has agreed not to enter into a definitive agreement regarding an initial business combination without the prior consent of the Sponsor;

•

an Administrative Services Agreement, dated March 8, 2021, between the Company and the Sponsor, pursuant to which the Sponsor has agreed to make available office space and certain administrative and support services, as may be required by the Company from time to time, for $10,000 per month until the earlier of the Company’s initial business combination or liquidation; and

•

a Forward Purchase Agreement, dated March 8, 2021, between the Company and SVF II SPAC Investment 3 (DE) LLC (the “Forward Purchase Investor”), an affiliate of the Sponsor, providing for the purchase of $150,000,000 of committed forward purchase Class A ordinary shares (“Forward Purchase Shares”) and up to $50,000,000 of additional Forward Purchase Shares upon Forward Purchase Investor’s election, for a purchase price of $10.00 per Forward Purchase Share, in a private placement to occur concurrently with the closing of the Company’s initial business combination

•	Indemnity Agreements, each dated March 8, 2021, between the Company and each of its executive officers and directors.

The above descriptions are qualified in their entirety by reference to the full text of the applicable agreement, each of which is incorporated by reference herein and filed herewith as Exhibits 1.1, 4.1, 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, 10.9 and 10.10, respectively.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the consummation of the IPO and the issuance and sale of the Shares, the Company consummated the private placement of 1,040,000 Private Placement Shares at a price of $10.00 per Private Placement Share, to the Sponsor, generating total proceeds of $10,400,000. No underwriting discounts or commissions were paid with respect to the Private Placement. The Private Placement was conducted as a non-public transaction and, as a transaction by an issuer not involving a public offering, is exempt from registration under the Securities Act in reliance upon Section 4(a)(2) of the Securities Act.

Item 5.03. Amendments to Memorandum and Articles of Association.

On March 8, 2021, the Company adopted its Amended and Restated Memorandum and Articles of Association. The Amended and Restated Memorandum and Articles of Association is filed herewith as Exhibit 3.1 and is incorporated by reference herein.

Item 8.01. Other Events.

The net proceeds from the IPO together with certain of the proceeds from the Private Placement, $320,000,000 in the aggregate (the “Offering Proceeds”), were placed in a trust account established for the benefit of the Company’s public shareholders and the underwriters of the IPO with Continental Stock Transfer & Trust Company acting as trustee. Except for the withdrawal from interest earned on the Offering Proceeds in the trust account that may be released to pay income taxes, if any, none of the funds held in the trust account will be released until the earlier of (i) the completion of the Company’s initial business combination, (ii) the redemption of the Company’s public shares if the Company is unable to consummate an initial business combination within 18 months from the closing of the IPO (or 24 months, if the Company elects to extend such initial term with an amount of $0.10 per share offered in this offering deposited into the trust account), subject to applicable law, or (iii) the redemption of any public shares properly submitted in connection with a shareholder vote to amend the Company’s Amended and Restated Memorandum and Articles of Association (a) to modify the substance or timing of its obligation to allow redemption in connection with the Company’s initial business combination or to redeem 100% of its public shares if the Company does not complete its initial business combination within 18 months (or 24 months, as applicable) from the closing of the IPO or (b) with respect to any other provisions relating to shareholders’ rights.

On March 8, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference, announcing the pricing of the IPO. On March 11, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference, announcing the closing of the IPO.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

1.1	Underwriting Agreement by and among the Company Citigroup Global Markets Inc., UBS Securities LLC, Deutsche Bank Securities Inc., Cantor Fitzgerald & Co and Mizuho Securities USA LLC

3.1	Amended and Restated Memorandum and Articles of Association

10.1	Private Placement Shares Purchase Agreement between the Company and SVF Sponsor III (DE) LLC

10.2	Investment Management Trust Agreement between Continental Stock Transfer & Trust Company and the Company

10.3	Registration and Shareholder Rights Agreement among the Company and SVF Sponsor III (DE) LLC

10.4	Letter Agreement among the Company, and SVF Sponsor III (DE) LLC and each director and executive officer of the Company

10.5	Administrative Services Agreement between the Company and SVF Sponsor III (DE) LLC

10.6	Forward Purchase Agreement, dated March 8, 2021, between the Company and SVF II SPAC Investment 2 (DE) LLC

10.7	Indemnity Agreement, dated March 8, 2021, between the Company and Ioannis Pipilis

10.8	Indemnity Agreement, dated March 8, 2021, between the Company and Navneet Govil

10.9	Indemnity Agreement, dated March 8, 2021, between the Company and Michael Carpenter

10.10	Indemnity Agreement, dated March 8, 2021, between the Company and Michael Toblin

99.1	Press Release, dated March 8, 2021

99.2	Press Release, dated March 11, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 12, 2021

SVF INVESTMENT CORP. 3

By:	/s/ Ioannis Pipilis
Name:	Ioannis Pipilis
Title:	Chairman and Chief Executive Officer